UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

June 14, 2013

Date of Report (date of earliest event reported)

ADVENT SOFTWARE, INC.

(Exact name of Registrant as specified in its charter)

State of Delaware	0-26994	94-2901952
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

600 Townsend Street

San Francisco, California 94103

(Address of principal executive offices)

(415) 543-7696

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 4d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  Other Events.

On June 14, 2013, Advent Software Inc. (the “Company”) issued a press release announcing that NASDAQ has established July 10, 2013 as the ex-dividend date for the special cash dividend approved by Company’s board of directors on June 12, 2013. A copy of the press release is attached as Exhibit 99.1.

ITEM 9.01 Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit	Description

99.1	Press Release of Advent Software, Inc., dated June 14, 2013 announcing ex-dividend date

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

ADVENT SOFTWARE, INC.

	By:	/s/ James S. Cox
James S. Cox
Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Dated: June 14, 2013

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release of Advent Software, Inc., dated June 14, 2013 announcing ex-dividend date